UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2006

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:   (650) 624-1000

___________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8—OTHER EVENTS

Item 8.01.  Other Events.

                 On November 3, 2006, VaxGen, Inc. issued a press release entitled, “Next Clinical Trial of VaxGen’s Anthrax Vaccine Delayed”. Also, on November 4, 2006, VaxGen, Inc. issued a press release entitled, “VaxGen Receives Cure Notice On Anthrax Contract”.

These press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are incorporated herein by reference.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated November 3, 2006 entitled, “Next Clinical Trial of VaxGen’s Anthrax Vaccine Delayed”.
99.2	Press release dated November 4, 2006 entitled, “VaxGen Receives Cure Notice On Anthrax Contract”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.

(Registrant)

Dated: November 7, 2006	By:	/s/ Matthew J. Pfeffer Matthew J. Pfeffer Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 3, 2006 entitled, “Next Clinical Trial of VaxGen’s Anthrax Vaccine Delayed”.
99.2	Press release dated November 4, 2006 entitled, “VaxGen Receives Cure Notice On Anthrax Contract”.